Curian Tactical Advantage 75 Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/CurianVariableSeriesTrust. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 30, 2012, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Curian Tactical Advantage 75 Fund (the “Fund”) is to seek long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”).

Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses1	0.22%
Acquired Fund Fees and Expenses2	0.27%
Less Waiver/Reimbursement3	(0.30%)
Total Net Annual Fund Operating Expenses	1.19%

1 “Other Expenses” include an Administrative Fee of 0.20% which is payable to Curian Capital, LLC and are based on estimated amounts for the initial fiscal year.

2 Because the Fund invests in Underlying ETFs, the Fund will indirectly bear its pro rata share of the fees and expenses of the Underlying ETFs in addition to the Fund’s direct fees and expenses. The “Acquired Fund Fees and Expenses” amount shown in the table is based upon the Fund’s estimated allocations to the Underlying ETFs during the Fund’s initial fiscal year. The Fund’s investment in Underlying ETFs may change over time, and therefore, actual Acquired Fund Fees and Expenses may be higher or lower than those shown above.

3 Curian Capital, LLC has entered into a contractual agreement with the Fund under which it will waive 0.30% of its Management Fees. This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years
$121	$442

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this Prospectus as it has not completed a fiscal year.

Principal Investment Strategies. The Fund seeks to achieve its investment objective primarily through investing in a diversified group of underlying exchange-traded funds . An ETF is an investment fund that is traded on a stock exchange and holds an underlying basket of securities generally designed to track an index. ETFs can be bought and sold through the trading day in the secondary market or at net asset value directly with an authorized participant. The Fund will only invest in ETFs that have received an order for exemptive relief from the limits set forth in Section 12 of the Investment Company Act of 1940, as amended (the “1940 Act”). Such list of ETFs will be provided by the Fund’s investment adviser (the “Adviser”).

The asset allocation of the Fund is determined through the use of a proprietary asset allocation model developed and managed by the Adviser in conjunction with third-party service providers. The asset allocation models provide initial guidance to specific asset allocations among various asset classes and sub-asset classes. Final allocations are determined by the Adviser through the use of both internal and external resources. The Fund’s sub-adviser (the “Sub-Adviser”) is responsible for managing the investment of portfolio assets solely according to the instructions (including the specific Underlying ETFs and the corresponding weights of such Underlying ETFs) provided by the Adviser. The Sub-Adviser executes transactions in the Underlying ETFs, as required, to closely replicate the allocation instructions received from the Adviser. The Fund’s allocations are rebalanced periodically based on the allocation instructions provided by the Adviser.

During the month, when cash inflows and outflows occur, the Sub-Adviser makes new purchases and sales based on the Fund’s current existing market weights.

Under normal market conditions, the Adviser allocates approximately 50% to 100% (with a neutral target allocation of 75%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 0% to 50% (with a neutral target allocation of 25%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed-income securities and/or cash alternatives. The Adviser may also allocate the Fund’s assets to securities and derivative contracts to meet the Fund’s allocation targets.

The Fund may also invest in a range of securities and derivative contracts, including indexes, swap agreements, futures, currency forwards, and U.S. Treasury securities, and cash equivalents including, without limitation, commercial paper, repurchase agreements, and time deposits, as instructed by the Adviser.

The Sub-Adviser may invest in ETFs in excess of the 1940 Act limits on investment in other investment companies as instructed by the Adviser.

The Fund is ‘‘non-diversified’’ under the 1940 Act, and may invest more of its assets in fewer issuers than ‘‘diversified’’ mutual funds

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•	Allocation risk – Performance depends on the changes in market and economic conditions in the selection and percentages of allocations among Underlying ETFs.
•	Counterparty and settlement risk - Trading options, futures contracts and other derivative financial instruments entails credit and settlement risk on the counterparties.
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Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange-traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

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Exchange-traded funds investing risk –An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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Non-diversification risk – The Fund is considered non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer is not limited by the 1940 Act. With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

Performance. Performance for the Fund has not been included because the Fund has less than one full calendar year of performance. Performance for the Fund will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser:
Curian Capital, LLC (“Curian Capital”)

Sub-Adviser:
Mellon Capital Management Corporation (“Mellon Capital”)

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Steven B. Young	March 2012	Senior Vice President and Chief Investment Officer, Curian Capital
James R. Ferrin	March 2012	Vice President and Director of Portfolio Management, Curian Capital
Clint Pekrul	March 2012	Assistant Vice President and Portfolio Manager, Curian Capital
Karen Q. Wong	March 2012	Managing Director, Mellon Capital
Richard A. Brown	March 2012	Director, Mellon Capital
Thomas J. Durante	March 2012	Director, Mellon Capital

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund that invests in this Fund and directly through a qualified or non-qualified plan. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans. Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.